                                             UAM Funds
                                             Funds for the Informed Investor/sm/


Clipper Focus Portfolio
Semi-Annual Report

                                                                October 31, 2001


                                             [LOGO] UAM

UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO
                                                        OCTOBER 31, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................     1

Statement of Net Assets ..................................................     7

Statement of Operations ..................................................    10

Statement of Changes in Net Assets .......................................    11

Financial Highlights .....................................................    12

Notes to Financial Statements ............................................    13

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

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2001

Dear Shareholders:

Our hearts go out to all the people who have been affected by the events of September 11th. This crisis is a good but very unwanted test of character. The national response to the terrorist tragedy has been exemplary. Our goal in managing your portfolio is to provide an exemplary response to the volatility of stock prices since September 11th, largely by investing on a very selective basis. This is a difficult time to predict the future, but it may be a good time to invest assets in a rational, value-oriented fashion.

Like the legendary grapes of Tantalus, The Bottom remains maddeningly beyond investors' reach. Estimates of corporate earnings continue to decline, particularly for yesterday's favorite technology stocks, thereby pushing The Bottom of profits farther into the indefinite future. The recent terrorist tragedy further reduced visibility and increased anxiety. Reflecting their frustration (but not capitulation) in finding The Bottom of stock prices, investors sold down the major equity market indices last quarter:


                                                           Qtr. Ended
                                                            10/31/01
                                                           ----------

Nasdaq Composite                                             -16.6%
S&P 500                                                      -12.2%
Russell 1000(R) Value Index                                  -11.5%
Your Portfolio                                                -3.3%

Predicting the Past Is Hard

There was a cynical saying in the former Soviet Union that the past is as uncertain as the future. Each new leader would rewrite the history books to trumpet his own accomplishments and trash those of his predecessors. John Kennedy saw this practice when he met Nikita Khrushchev at Vienna in 1961. Exasperated by the Soviet leader's righteousness, Kennedy asked, "Did you ever admit a mistake?" "Of course," replied Khrushchev calmly, "at the 20th Party Congress I admitted all of Stalin's mistakes."

Last quarter, government statisticians rewrote our own economic history, much to the disadvantage of investors. The economic boom of the late 1990s has been revised down, and the share of it going to employee compensation has been revised up. Most important for investors, the share of gross domestic product taken by

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UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO

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corporate profits has fallen off a cliff. The new data in the graph below shows that a significant portion of "irrational exuberance" during the late 1990s was based on just plain bad information:

              Corporate Profits Plunge Even Before September 11th

                                    [CHART]

                             [PLOT POINTS TO COME]

Like government economists, corporate accountants were busy revising history downward, largely through the device of write-offs. A write-off is the accounting profession's way of saying "Oops. We overstated yesterday's profits so today we will take them away." Already announced write-offs for many NASDAQ companies wipe out their last five years of profit, suggesting that much of the stock market boom of the late 1990s was merely a mirage based on inadequate accounting. The weak defense of continuing "nonrecurring charges" is that they are one-time events that an investor should ignore, a defense with which we have little sympathy. That is like the man who awakes with a severe hangover only to learn that at last night's party he danced on the boss's dining table wearing nothing but a lampshade. No matter how much he protests that his action last night, like its counterpart six months before, was a one-time event, there is no escape from the consequences of his behavior.

Predicting the Present Is Hard Too

"The end was at hand but was not in sight" is how J.K. Galbraith described the peak of stock prices in 1929. Times have changed, but not the desire of investors to predict when turning points, currently The Bottom, will take place.

Turning points are notoriously hard not only to predict but also to recognize at the time they happen. Very few investors (none that we know of) on March 10th of last

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
year clearly recognized The Top of the greatest speculative mania in American history. Corporate executives found it just as hard to recognize immediate declines in sales and profits from their own companies. A year ago, just as its business was about to crumble, one prominent technology company's CEO announced that his company was "accelerating." In the first quarter of this year he confidently predicted his company's sector "will be back to its 30 to 40 percent growth rate by the second half of 2001." His numbers currently look correct but with a minus sign in front of them. A casual perusal of last year's predictions by analysts and executives leads to the conclusion that a large number of intelligent people were remarkably wrong, not just about the distant future but about the then immediate present.

Can the same people who never saw The Top be right about today's attempts to see The Bottom in corporate profits and stock prices? Probably not, but the absence of ability to predict the future is no barrier to the presence of attempts to do just that. An economist might view it as a mismatch between supply and demand - There is a large demand for accurate predictions of the future for profits and stock prices but a total absence of supply of them.

We make no claims about our ability to predict the future. We do, however, try to understand the risks of each company in your portfolio and to invest only with a large margin of safety in case we are wrong, which we are occasionally. We also have three observations that may be helpful in understanding the current wave of predictions about The Bottom for company profits and stock prices:

 . Looking across the valley of economic weakness is something no one does well.
  The Bottom, when it comes, is unlikely to be recognized until long after the fact.

 . Even when The Bottom arrives for corporate profits, there still will be a large element of uncertainty about their future growth. The late 1990s produced a record level of profits for corporate America, at least until the current avalanche of write-offs took some of them away. A return to those glorious growth rates, while possible, seems doubtful. More likely is that companies and their investors will have to settle for making a living rather than making a killing.

 . Many stock prices today still are set by optimists, few by pessimists. The currently high price/earnings ratios for the stock market averages suggest a large willingness by investors to bet on a rosy future. Even if corporate profits bounce off The Bottom soon, they may do no more than justify today's generous stock prices. If the future turns out to be less rosy than expected, today's stock prices could be vulnerable to tomorrow's disappointment.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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Do Cry for Me Argentina

Love and money both impel people to say one thing and do its opposite in the heat of the moment. Lord Byron described Don Juan's first love with the words, "She... whispering `I will ne'er consent' - consented." More recently, Treasury Secretary Paul O'Neill loudly protested he would not consent to bailouts of developing countries' debts right up to the moment that he consented to and actually led the bailout of Argentina. The need for that bailout is a disappointment but not a surprise. Investors with good memories will recall the lesser developed country debt crisis of the 1970s when, upon being asked what happened to all the money his country borrowed, an Argentine political leader replied with commendable candor, "We enjoyed it very much." Investors with long memories will recall the widespread defaults of the 1930s. History takes over where living memory ends in the form of an engaging old offering circular for the Argentine city of Cordoba which read, "For the past 20 years there has been no record of default in payment of either principal or interest on any debt of the city." The reason for that apparently good record was that the city had been unable to borrow anything for two decades because of two previous defaults, including the crisis of 1890 when all the other political subdivisions of Argentina joined in repudiating their foreign obligations.

The point here is not to pick on Argentina, although that nation enjoys a remarkable record of separating foreigners from their funds. The point is that the Argentine problem illustrates some very relevant lessons for investors here at home:

 . Some risks are very obvious to anyone who is willing to consider history.
  Every student who passes Economics 1A learns that corporate capital spending is the most volatile and cyclical part of the economy. The recent fact that capital spending has fallen sharply as the economy slowed modestly should not be a surprise, yet until recently many stocks of companies producing technology capital equipment were priced as though perpetual high growth was guaranteed.

 . Investor confidence can be as fragile as a startled fawn. Once it starts to run there is no way to predict when it will stop. Argentine investors are trying to protect their assets by exchanging their pesos for our dollars, thereby contracting the nation's money supply and magnifying its economic problems, which in turn makes more investors run, etc. The panic was not helped by the recent revelation that Domingo Cavallo, the finance minister charged with curing the crisis, has substantial personal assets stashed outside the country. Investor panic is not merely a Latin American malady. It happened to our stock market in October 1987 and, since crowd behavior is a constant of human nature, it could happen here again. Late September qualifies as a minor panic in our own market.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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 . Not all risks are as obvious as Argentina. The recent terrorist tragedy came as a complete surprise. Maintaining a margin of safety in your portfolio is the only way to protect against such unpredictable and occasionally disastrous events.

Preserving your capital is less exciting than growing it, but the balance between those two goals today must favor the former. Our efforts focus on capital preservation in two ways. Our analytic process uses a "devil's advocate" approach to address the risks in a stock both before we buy it and while we hold it. We also concentrate on stocks with a margin of safety to allow for those times when we are wrong about future events. Avoiding the losers is as important as picking the winners, a goal we hope to accomplish by our efforts in risk analysis and by requiring a margin of safety.

Down Is a Four Letter Word

Crisis both creates the anxious compulsion to predict the future and curtails the realistic ability to do so. The recent terrorist tragedy creates a new level of uncertainty that cannot be washed or wished away by the currently abundant predictions of what will happen next. The simple fact is we just don't know the economic consequences right now. One intellectually honest comment came from the CEO of a leading travel services company, "The more I say, the more wrong I am."

There is no uncertainty, however, about the major stock market decline last month. Part of that decline was a reasonable response to a previously overvalued stock market and to the particular damage done to companies such as airlines. Part of the decline also seems to be a panic reaction by upset investors filled with fear. That fear is creating opportunities for us to invest your portfolio. We cannot predict the future, but we can invest your capital in a rational, disciplined, value-oriented fashion. Crisis is a good test of character; we will do our best to pass that test in managing your portfolio.

Pacific Financial Research, Inc.

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed.

Portfolio changes should not be considered recommendations for action by individual investors.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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                     Definition of the Comparative Indices
                     -------------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ Market as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Value Index contains securities in the Russell 1000 Indexes with less-than-average growth orientation. Companies generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market value weighted index (stock price shares outstanding), with each stock affecting the index in proportion to its market value.

     The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 96.7%

                                                        Shares          Value
                                                        -------      -----------
AEROSPACE & DEFENSE -- 2.9%
   United Technologies ...........................      139,600      $ 7,523,044
                                                                     -----------
BANKS -- 2.3%
   Golden West Financial .........................      118,800        5,773,680
                                                                     -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 4.5%
   Interpublic Group .............................      510,400       11,458,480
                                                                     -----------
CHEMICALS -- 2.6%
   Airgas* .......................................      137,700        1,852,065
   Great Lakes Chemical ..........................      223,700        4,744,677
                                                                     -----------
                                                                       6,596,742
                                                                     -----------
COMPUTERS & SERVICES -- 4.0%
   Pitney Bowes ..................................      274,800       10,074,168
                                                                     -----------
CONTAINERS & PACKAGING -- 4.2%
   Newell Rubbermaid .............................      384,600       10,630,344
                                                                     -----------
FINANCIAL SERVICES -- 15.9%
   American Express ..............................      356,400       10,488,852
   Fannie Mae ....................................      138,800       11,237,248
   Freddie Mac ...................................      279,000       18,921,780
                                                                     -----------
                                                                      40,647,880
                                                                     -----------
FOOD, BEVERAGE & TOBACCO -- 18.8%
   Kraft Foods, Cl A .............................      141,600        4,779,000
   Philip Morris .................................      415,800       19,459,440
   Sara Lee ......................................      618,600       13,788,594
   Tyson Foods, Cl A .............................      675,700        6,615,103
   UST ...........................................       98,200        3,300,502
                                                                     -----------
                                                                      47,942,639
                                                                     -----------
INSURANCE -- 2.4%
   Old Republic International ....................      244,300        6,197,891
                                                                     -----------
MISCELLANEOUS BUSINESS SERVICES -- 8.2%
   Computer Sciences* ............................      272,200        9,774,702
   Manpower ......................................      388,300       11,089,848
                                                                     -----------
                                                                      20,864,550
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                Shares                     Value
                                                                -------                 -----------
PRINTING COMMERCIAL -- 2.0%
   RR Donnelley & Sons ..................................       199,700                 $ 5,092,350
                                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS -- 15.0%
   Apartment Invt & Mgmt, Cl A REIT .....................       182,700                   7,667,919
   Archstone-Smith Trust REIT ...........................       260,600                   6,306,520
   Equity Office Properties Trust REIT ..................       114,700                   3,268,950
   Equity Residential PropsTrust REIT ...................       379,200                   9,840,240
   Mack-Cali Realty REIT ................................       130,000                   4,030,000
   Security Capital Group* Cl B REIT ....................       388,100                   7,257,470
                                                                                        -----------
                                                                                         38,371,099
                                                                                        -----------
RETAIL -- 13.7%
  McDonald' s ...........................................       555,400                  14,479,278
  Office Depot* .........................................       324,100                   4,407,760
  Staples* ..............................................       502,300                   7,323,534
  Sherwin-Williams ......................................        65,200                   1,588,272
  Target ................................................       231,900                   7,223,685
                                                                                        -----------
                                                                                         35,022,529
                                                                                        -----------
TRANSPORTATION/SERVICES -- 0.2%
  Sabre Holdings* .......................................        17,300                     454,990
                                                                                        -----------
   TOTAL COMMON STOCKS
      (Cost $249,166,092) ...............................                               246,650,386
                                                                                        -----------
SHORT-TERM INVESTMENT -- 4.0%
                                                               Face
                                                              Amount
                                                              ------
REPURCHASE AGREEMENT -- 4.0%
   JP Morgan Chase Securities, Inc. 2.40%, dated
      10/31/01, due 11/01/01, to be repurchased
      at $10,142,676, collateralized by $8,723,156
      of a U.S. Treasury Note valued at $10,483,674
      (Cost $10,142,000) ................................   $10,142,000                  10,142,000
                                                                                        -----------
TOTAL INVESTMENTS -- 100.7%
   (Cost $259,308,092) (a) ..............................                               256,792,386
                                                                                        -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.7%) .............                                (1,760,006)
                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:

                                                                     Value
                                                                 -------------
Paid in Capital ............................................     $ 222,665,962
Net Investment Income ......................................            98,976
Accumulated Net Realized Gain on Investments ...............        34,783,148
Net Unrealized Loss on Investments .........................        (2,515,706)
                                                                 -------------
TOTAL NET ASSETS -- 100.0% .................................     $ 255,032,380
                                                                 =============

Institutional Class Shares: ................................
Shares Issued and Outstanding
   (Unlimited authorization -- no par value) ...............        16,498,023
Net Asset Value, Offering and Redemption Price Per Share ...            $15.46
                                                                        ======

*    Non-Income Producing Security
Cl   Class
REIT Real Estate Investment Trust
(a) The cost for federal income tax purposes was $259,308,092. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $2,515,706. This consisted of aggregate gross unrealized appreciation for all securities of $17,004,709 and an aggregate gross unrealized depreciation for all securities of $19,520,415.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends .................................................         $ 3,311,553
Interest ..................................................             145,676
                                                                    -----------
   Total Income ...........................................           3,457,229
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ........................           1,319,790
Shareholder Servicing Fees -- Note F ......................             155,473
Administrative Fees -- Note C .............................             123,818
Legal Fees ................................................              61,329
Filing and Registration Fees ..............................              54,340
Printing Fees .............................................              35,290
Transfer Agent Fees .......................................              35,095
Custodian Fees ............................................              19,669
Trustees' Fees -- Note E ..................................              13,718
Audit Fees ................................................               7,491
Other Expenses ............................................              14,388
                                                                    -----------
   Net Expenses Before Expense Offset .....................           1,840,401

Expense Offset -- Note A ..................................                (174)
                                                                    -----------
   Net Expenses After Expense Offset ......................           1,840,227
                                                                    -----------
Net Investment Income .....................................           1,617,002
                                                                    -----------
Net Realized Gain on Investments ..........................          13,158,382
Net Change in Unrealized Appreciation (Depreciation)
  of Investments ..........................................         (21,288,837)
                                                                    -----------
Net Loss on Investments ...................................          (8,130,455)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations ......         $(6,513,453)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months                Year
                                                                     Ended                  Ended
                                                                October 31, 2001           April 30,
                                                                  (Unaudited)                2001
                                                                 --------------         --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ....................................    $    1,617,002         $    2,307,711
   Net Realized Gain ........................................        13,158,382             28,312,575
   Net Change in Unrealized Appreciation (Depreciation) .....       (21,288,837)            26,603,403
                                                                 --------------         --------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations .............................        (6,513,453)            57,223,689
                                                                 --------------         --------------
Distributions:
   Net Investment Income ....................................        (1,518,026)            (2,434,218)
   Net Realized Gain ........................................                --             (6,490,940)
                                                                 --------------         --------------
   Total Distributions ......................................        (1,518,026)            (8,925,158)
                                                                 --------------         --------------
Share Transactions:
   Issued ...................................................        98,864,245            401,377,002
   In Lieu of Cash Distributions ............................         1,469,929              8,340,561
   Redeemed .................................................      (109,339,689)          (270,172,765)
                                                                 --------------         --------------
Net Increase (Decrease) from Capital Share Transactions .....        (9,005,515)           139,544,798
                                                                 --------------         --------------
      Total Increase (Decrease) .............................       (17,036,994)           187,843,329
Net Assets:
   Beginning of Period ......................................       272,069,374             84,226,045
                                                                 --------------         --------------
   End of Period (including undistributed net investment
      income of $98,976 and $0, respectively) ...............    $  255,032,380         $  272,069,374
                                                                 ==============         ==============
Shares Issued and Redeemed:
   Shares Issued ............................................         6,259,095             27,255,080
   In Lieu of Cash Distributions ............................            94,884                572,998
   Shares Redeemed ..........................................        (6,945,508)           (18,486,230)
                                                                 --------------         --------------
   Net Increase (Decrease) in Shares Outstanding ............          (591,529)             9,341,848
                                                                 ==============         ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
                                                                              Selected Per Share Data & Ratios
                                                                For a Share Outstanding Throughout Each Period

                                                         Six Months     Year           Year           Sept. 10,
                                                           Ended        Ended          Ended          1998* to
                                                     October 31, 2001  April 30,      April 30,       April 30,
                                                        (Unaudited)      2001           2000            1999
                                                        -----------    ---------      ---------       ---------
Net Asset Value, Beginning of Period ................   $  15.92      $  10.87       $  12.19         $  10.00
                                                        --------      --------       --------         --------
Income from Investment Operations
   Net Investment Income ............................       0.10          0.21           0.16             0.05
   Net Realized and Unrealized
      Gain (Loss) ...................................      (0.47)         5.49          (1.18)            2.18
                                                        --------      --------       --------         --------
   Total from Investment Operations .................      (0.37)         5.70          (1.02)            2.23
                                                        --------      --------       --------         --------
Distributions:
   Net Investment Income ............................      (0.09)        (0.21)         (0.16)           (0.04)
   Net Realized Gain ................................         --         (0.44)         (0.14)              --@
                                                        --------      --------       --------         --------
  Total Distributions ...............................      (0.09)        (0.65)         (0.30)           (0.04)
                                                        --------      --------       --------         --------
Net Asset Value, End of Period ......................   $  15.46      $  15.92       $  10.87         $  12.19
                                                        --------      --------       --------         --------
Total Return ........................................      (2.30)***     53.22%+        (8.39)%+         22.33%+***
                                                        ========      ========       ========         ========
Ratios and Supplemental Data

Net Assets, End of Period (Thousands) ...............   $255,032      $272,069       $ 84,226         $ 64,135
Ratio of Expenses to Average Net Assets .............       1.39%**       1.40%          1.40%            1.40%**
Ratio of Net Investment Income to
   Average Net Assets ...............................       1.23%**       1.41%          1.47%            1.05%**
Portfolio Turnover Rate .............................         29%          111%            54%              22%

  * Commencement of operations
 ** Annualized
*** Not annualized
  @ Amount is less than $0.01 per share.
  + Total return would have been lower had certain fees not been waived by the Adviser.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

   UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified open-end management investment company. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concentrated portfolio of the stocks that, in the opinion of the Adviser, are significantly undervalued.

   A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

   4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

   The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment in the timing of the recognition of gains and losses on investments.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss) to accumulated net realized gain (loss) and paid in capital.

   Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

   5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

   6. Implementation of New Accounting Standards: The Portfolio implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on May 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

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

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
   B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pacific Financial Research, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.40% of average daily net assets.

   C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.073% of the average daily net assets of the Portfolio and an annual base fee of $54,500.

   Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

   DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with UAM Funds.

   Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended October 31, 2001, the Portfolio paid PBHGSSC $43,677.

   D. Distribution Services: The UAM Funds and Fund Distributors, Inc., (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

   Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

   E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in

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

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

   F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

   G. Purchases and Sales: For the six months ended October 31, 2001, the Portfolio made purchases of $73,101,956 and sales of $73,460,245 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

   H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2001, the Portfolio had no borrowings under the agreement.

   I. Other: At October 31, 2001, 59% of total shares outstanding were held by 1 record shareholder.

   Subsequent Event -- Agreement and Plan of Reorganization: Shareholders of record of the Portfolio as of October 12, 2001 have been asked to vote on the following proposal regarding the proposed reorganization of the Portfolio:

   To approve the transfer of the Portfolio into PBHG Funds, Inc. as a new portfolio named PBHG Clipper Focus Fund. This action requires approval by the shareholders of the Portfolio of an Agreement and Plan of Reorganization between UAM Funds Trust acting on behalf of the Portfolio and PBHG Funds, Inc. acting on behalf of the PBHG Clipper Focus Fund. The transfer is expected to be completed effective December 14, 2001.

                                     NOTES

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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Officers and Trustees

James F. Orr, III                       Linda T. Gibson
Trustee, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                    Sherry Kajdan Vetterlein
Trustee                                 Vice President and Assistant Secretary

Nancy J. Dunn                           Christopher Salfi
Trustee                                 Treasurer

Philip D. English                       Suzan M. Barron
Trustee                                 Assistant Secretary

William A. Humenuk                      Molly S. Mugler
Trustee                                 Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Blvd., Suite 800
Beverly Hills, CA 93021

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                              ------------------------------------
                              This report has been prepared for
                              shareholders and may be distributed
                              to others only if preceded or
                              accompanied by a current prospectus.
                              ------------------------------------